Exhibit 99.1

CarrAmerica

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended December 31, 2004

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

SEGMENT ANALYSIS

Core Operating Properties
Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18-19
Top 25 Tenants by Rent	20

Development
Development Activity by Market	21
Land Held for Future Development Schedule	22

Reconciliation of Financial Measures	23-24
Computation of Supplemental Measures	25-26

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 12 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 12/31/04)

251 Properties

19.9 Million Square Feet

(consolidated/unconsolidated; as of 12/31/04)

292 Properties

26.4 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At December 31, 2004)

88.2% Consolidated Properties

88.0% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(stabilized; as of 12/31/04)

	Based on POI*	Based on Square Footage
Pacific region	55.36%	55.60%
Eastern region	29.63%	21.44%
Central region	6.32%	12.57%
Mountain region	8.69%	10.39%

MARKETS

(stabilized; as of 12/31/04)

	% of POI*	% of Sq. Ft.
San Francisco Bay Area	34.25%	31.85%
Washington DC Metro	29.63%	21.44%
Southern California	14.97%	14.82%
Seattle/Portland	6.14%	8.93%
Denver	3.39%	4.55%
Phoenix	3.23%	2.68%
Dallas	3.02%	5.06%
Chicago	2.66%	6.17%
Salt Lake City	2.07%	3.16%
Austin	0.64%	1.34%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Andrew F. Brimmer

President

Brimmer & Company Inc.

Joan Carter

President & COO

UM Holdings LTD

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Timothy Howard

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

President and Co-Chairman

Lockhart Companies Inc.

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Daniel Oppenheim

Bank of America Securities

(212) 847-5705

RESEARCH COVERAGE(1)

Ross Smotrich

Bear Stearns & Co.

(212) 272-8046

Louis Taylor/Dennis Maloney

Deutsche Banc Alex. Brown

(212) 250-4912/(212) 250-6799

Christopher Haley/Gregory Korondi

Wachovia Securities

(443)263-6773/(443) 263-6579

Carey Callaghan/Michael Bilerman

Goldman, Sachs & Company

(212) 902-4351/(212) 902-1970

Jim Sullivan

Green Street Advisors

(949) 640-8780

Anthony Paolone

JP Morgan

(212) 622-6682

David Fick

Legg Mason Wood Walker

(410) 454-5018

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Company, Inc.

(212) 449-0335/(212) 449-1433

Greg Whyte/David Cohen

Morgan Stanley Dean Witter

(212) 761-6331/(212) 761-8561

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/(212) 778-1724

Jonathan Litt/John Stewart

Salomon Smith Barney

(212) 816-0231/(212) 816-1685

(1)Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500

Washington, D.C. 20006

(202) 729-1700

REGIONAL OFFICES

Austin, Texas; Denver, Colorado; Salt Lake City, Utah

Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois

Gerald J. O’Malley, Regional Managing Director

Dallas, Texas; Phoenix, Arizona

William Vanderstraaten, Regional Managing Director

Northern California

Christopher Peatross, Regional Managing Director

Seattle/Portland

Clete Casper, Regional Managing Director

Southern California

Malcolm O’Donnell, Regional Managing Director

Washington, D.C.

John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 729-1700

Fax: (202) 729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: (202) 729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at (202) 729-7518

Or 1 (800) 417-2277

swalsh@carramerica.com

CarrAmerica

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Shares and Units:

Common Shares	54,890	54,455	54,347	54,338	52,881
Outstanding Minority Units (a)	5,323	5,360	5,367	5,474	5,606
Combined Shares and Minority Units (a)	60,213	59,815	59,714	59,812	58,487
Weighted Average - Basic	54,865	54,069	54,012	53,199	52,394
Weighted Average - Diluted	54,865	54,669	54,339	53,794	53,138

Share Price:

At the End of the Period	$33.00	$32.70	$30.23	$33.90	$29.78
High During Period	34.07	34.34	34.25	34.00	31.62
Low During Period	31.40	29.81	26.63	29.17	28.31

Capitalization Summary:

Market Value of Common Equity (a,h)	$1,987,029	$1,955,951	$1,805,154	$2,027,627	$1,741,743
Preferred Equity	201,250	201,250	201,250	201,250	201,250
Total Debt (f)	1,952,158	1,878,000	1,864,167	1,708,755	1,733,540
Total Market Capitalization (g)	4,140,437	4,035,201	3,870,571	3,937,632	3,676,533
Total Debt/Total Market Capitalization (g)	47.1%	46.5%	48.2%	43.4%	47.2%

Financial Information:

Total Assets	$3,081,192	$2,978,166	$2,958,779	$2,816,570	$2,836,018
Book Value of Real Estate Assets (before accumulated depreciation)	3,296,962	3,226,651	3,072,394	3,101,139	3,089,814
Total Liabilities	2,088,843	1,992,635	1,982,873	1,822,767	1,857,991
Total Minority Interest	65,378	63,371	63,963	65,459	70,456
Total Shareholders’ Equity	926,971	922,160	911,943	928,344	907,571
Total Operating Revenues	127,089	124,172	121,312	119,748	122,350
Property Operating Income (i)	78,766	77,397	76,451	74,725	77,423
Property Operating Income Percent of Revenue (i)	65.2%	65.6%	65.9%	65.4%	65.8%
EBITDA (e)	74,834	81,658	77,126	77,109	78,888
Interest Coverage Ratio (b,e,g)	2.5	2.9	2.8	3.0	3.0
Interest Coverage Ratio (c,e,g)	2.5	2.9	2.8	2.9	2.9
Fixed Charge Coverage Ratio (b,e,g)	2.1	2.3	2.2	2.3	2.2
Fixed Charge Coverage Ratio (c,e,g)	2.1	2.2	2.1	2.3	2.2
Diluted FFO available to common shareholders (d)	33,821	51,212	47,661	48,365	36,543
Funds available for distribution to common shareholders coverage ratio (j)	0.6	1.0	0.9	1.1	0.5
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	1,397	1,715	801	2,236	3,006

Consolidated Portfolio:

Buildings	251	253	258	257	259
Total Square Footage (in thousands)	19,864	19,707	20,582	20,232	20,393
Current Occupancy	88.2%	87.0%	87.1%	87.4%	87.8%

Consolidated and Unconsolidated Portfolio:

Buildings	292	294	296	295	297
Total Square Footage (in thousands)	26,355	26,811	26,750	26,399	26,439
Current Occupancy	88.0%	86.4%	86.9%	86.7%	87.9%

(a)	Minority partnership units are included in market value computation.

(b)	Excluding capitalized interest. See page 26 for computation.

(c)	Including capitalized interest. See page 26 for computation.

(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive.

In the fourth quarter 2003, minority units are antidilutive. See page 23 for a reconciliation of diluted FFO to net income.

(e)	Excludes impairment charges and prepayment penalties on debt. See page 24 for reconciliation of EBITDA to net income.

(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.

(g)	Refer to page 6 for definition.

(h)	Market value based on end of period stock price.

(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1).

(j)	See page 25 for reconciliation of funds available for distribution to net income, definition and computation of ratio.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

(In thousands)	Three Months Ended December 31,		% Change	Twelve Months Ended December 31,		% Change
	2004	2003		2004	2003
Real estate operating revenue	$110,447	$112,972	-2.2%	$439,685	$459,108	-4.2%
Real estate operating expenses	38,170	39,158	-2.5%	151,719	156,218	-2.9%

Total property operating income*	$72,277	$73,814	-2.1%	$287,966	$302,890	-4.9%

Straight-line rent adjustment	$735	$3,179	-76.9%	$2,621	$6,151	-57.4%

Average occupancy	88.0%	89.3%		88.0%	90.2%

Same store square footage	18,223,234			17,978,149

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	Dec. 31, 2004	Dec. 31, 2003
Total Debt/Total Capitalization (Book Value)(1)	65.4%	63.1%
Total Debt/Total Capitalization (Market)(2)	47.1%	47.2%

Operating Ratios for Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Secured Property Operating Income/EBITDA(3)	15.2%	27.7%	20.8%	25.2%

Interest Coverage (4)
Excluding capitalized interest	2.5	3.0	2.8	3.0
Including capitalized interest	2.5	2.9	2.8	2.9

Fixed Charge Coverage(5)
Excluding capitalized interest	2.1	2.2	2.2	2.3
Including capitalized interest	2.1	2.2	2.2	2.2

G&A as a % of Revenue (6)	8.3%	9.4%	8.3%	8.7%

NOTES:

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	12/31/04	12/31/03
Total debt	$1,952,158	$1,733,540

Stockholders’ equity	926,971	907,571
Minority interest	65,378	70,456
Rents received in advance and security deposits	40,304	34,757

Total capitalization (book value)	$2,984,811	$2,746,324

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.

(3)	See page 24 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 26 for calculation.

(5)	Calculated as net income less interest expense (including or excluding capitalized interest and prepayment penalties on debt), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 26 for calculation.

(6)	General and administrative expense divided by total revenue.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Share and Operating Partnership Unit Data

The following table sets forth the Common shares of the Company and dividend and non-dividend paying operating partnership units outstanding at December 31, 2004 and December 31, 2003, and the weighted average Common shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the three and twelve months ended December 31, 2004 and 2003. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	Dividend Paying Units Outstanding (a)	Non-Dividend Paying Units Outstanding
Outstanding as of
December 31, 2004	54,890	5,323	—
December 31, 2003	52,881	5,606	—
Weighted average for the three months ended December 31,
2004	54,680	5,329	—
2003	52,664	5,611	—
Weighted average for the twelve months ended December 31,
2004	54,229	5,407	—
2003	52,186	5,575	53

Notes:

(a)	Operating partnership Units are redeemable for cash or common shares, at our option, on a one-for-one basis.

(b)	The Company has 8,050,000 shares Series E Cumulative Redeemable Preferred stock outstanding as of December 31, 2004 which are not included in the table above.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

($ in thousands) Secured Mortgages Payable					Principal Maturity
Description of Notes/Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009
Metropolitan Life Insurance Company	2600 West Olive	18,092	6.75%	01-Feb-09	313	334	358	383	16,704
Midland Loan Services	Palomar Oaks	9,048	8.85%	01-Apr-09	233	255	278	304	7,978
Northwest Mutual	1255 23rd St (Note 1)	36,292	8.12%	01-Apr-09	662	717	778	842	33,293
Northwest Mutual	1730 Penn, I Square (Note 1)	174,067	8.12%	01-Apr-09	3,176	3,440	3,730	4,040	159,681
New York Life Insurance	South Coast	14,114	7.13%	10-Jun-09	290	312	335	358	12,819
TransAmerica Life Insurance	1775 Penn	11,317	7.63%	01-Sep-09	162	175	188	203	10,589

		$262,930			$4,836	$5,233	$5,667	$6,130	$241,064

Note	1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary – continued

($ In thousands)	Principal Outstanding	Interest Rate	Maturity Date	Principal Maturity
				2005	2006	2007	2008	2009	2010 & Thereafter
7.375% Notes due 2007	$125,000	7.375%	1-Jul-07	$—	$—	$125,000	$—	$—	$—

6.625% Notes due 2005	$100,000	6.625%	1-Mar-05	$100,000	$—	$—	$—	$—	$—

6.875% Notes due 2008	$100,000	6.875%	1-Mar-08	$—	$—	$—	$100,000	$—	$—

3.625% Notes due 2009*	$225,000	3.625%	1-Apr-09	$—	$—	$—	$—	$225,000	$—

7.125% Notes due 2012	$400,000	7.125%	15-Jan-12	$—	$—	$—	$—	$—	$400,000

5.261% Notes due 2007	$50,000	5.261%	30-Nov-07	$—	$—	$50,000	$—	$—	$—

5.250% Notes due 2007*	$175,000	5.250%	30-Nov-07	$—	$—	$175,000	$—	$—	$—

5.125% Notes due 2011	$200,000	5.125%	1-Sep-11	$—	$—	$—	$—	$—	$200,000

* See Hedging Below

Note Payable (secured by letter of credit)

State Farm	$16,121	7.20%	1-Jan-06	$16,121

EquiTrust Life Insurance Co.	$3,107	8.25%	1-Nov-06	$99	$3,008

Unsecured Line of Credit

Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding Beginning of Year	Advances	Repayments	Amount Outstanding End of Period
JP Morgan Chase	$500,000	L+.650%	20-Jun-07	$243,500	$910,000	$858,500	$295,000

Hedging Instruments	Notional Amount	Terms	Maturity Date	Reset		Bond Covenant Requirements
Interest rate swap	$175,000	6ML+1.40%	30-Nov-07	Arrears		Minimum Annual Service Charge > 1.50X
Interest rate cap	$100,000	1ML capped at 8.00%	31-Jan-05	Prompt		Maximum Total Indebtedness to Total Assets < 60% Maximum Total Secured Debt to Total Assets < 40%
Interest rate swap	$100,000	6ML+.2675%	1-Apr-09	Arrears		Minimum Total Unencumbered Assets to Unsecured Indebtedness > 150%
						As of December 31, 2004, we are in compliance with our bond covenants.

Note: Interest rate on 5.25% $175M notes including effect of interest rate swap is 3.75%

Note: Interest rate on $100M of 3.625% notes including effect of interest rate swap is 2.98%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Investment Balances

	Accounting Method	Percentage Ownership	Investment Balance as of December 31, 2004 ($000)
Carr Office Park LLC	Equity	35%	47,307
575 7th Street	Equity	30%	25,439
1919 Pennsylvania Assoc.	Equity	49%	17,159
North Dallas Town Center	Equity	20%	14,458
1888 Century Plaza	Equity	35%	13,873
1201 F Street	Equity	35%	7,390
300 W. Sixth Street	Equity	20%	5,604
Custer Court	Equity	49%	2,617
AgilQuest	Cost	18%	1,659
WCM JV	Equity	16%	1,365
essention	Cost	19%	1,217
10 UCP	Equity	20%	—

			138,088

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the twelve months ended December 31, 2004

($ in thousands)	1888 Century	Custer Court	1201 F St.	300 W. Sixth St.	Carr Office Park	WCM JV	1919 Assoc.	575 Seventh	10 UCP	North Dallas Town
Equity[1]	13,979	2,325	8,521	4,719	69,905	1,365	18,136	18,377	(9,224)	14,436
Loans Payable[2]	28,350	4,306	13,391	11,080	75,872	—	38,829	23,505	51,600	—
Percentage Ownership	35%	49%	35%	20%	35%	16%	49%	30%	20%	20%
Total revenue	13,784	1,786	12,513	10,985	70,229	1,492	19,360	13,890	25,032	2,140

Expenses
Operating expenses	6,111	986	4,573	4,349	26,553	238	6,436	4,810	8,374	716
Interest expense	4,206	365	2,679	2,194	14,548	—	5,952	1,781	6,826	—
Depreciation/amortization	3,572	1,008	2,713	3,600	19,536	620	2,963	4,228	7,033	1,196

Total expenses	13,889	2,359	9,965	10,143	60,637	858	15,351	10,819	22,233	1,912

Gain on sale of real estate	—	—	—	—	1,089	—	—	—	—	—

Net income	(105)	(573)	2,548	842	10,681	634	4,009	3,071	2,799	228

Equity in earnings	(35)	(296)	302	153	3,775	(36)	1,970	825	567	46

[1]	CarrAmerica’s share of the investee’s equity

[2]	CarrAmerica’s percentage of investee’s debt

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of December 31, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

Downtown Washington, D.C.:
International Square	1,014,914	99.1%	3
900 19th Street	101,215	100.0%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,292	96.3%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Commercial National Bank Building	205,869	99.2%	1
1255 23rd Street	306,395	96.9%	1
1747 Pennsylvania Avenue	151,997	100.0%	1
1717 Pennsylvania Avenue	184,446	100.0%	1

Downtown Washington, D.C.	2,530,378	98.8%	11

Suburban Washington, D.C.:
Canal Center	497,310	88.0%	4
TransPotomac V Plaza	97,163	100.0%	1
One Rock Spring Plaza	205,721	92.4%	1
Sunrise Corporate Center	260,253	100.0%	3
Reston Crossing	327,788	100.0%	2
Commonwealth Tower	339,599	100.0%	1

Suburban Washington, D.C.	1,727,834	95.6%	12

Washington, D.C. Metro	4,258,212	97.5%	23

Southern California, Los Angeles:
Warner Center	345,488	98.5%	12
Warner Premier	61,210	99.4%	1
Westlake Spectrum	108,084	87.8%	1
2600 W. Olive	145,444	36.3%	2

Los Angeles	660,226	83.1%	16

Orange County
Scenic Business Park	139,159	81.5%	4
Harbor Corporate Park	151,415	97.1%	4
Von Karman	104,375	100.0%	1
Pacific Corporate Plaza 1,2, & 3	124,196	100.0%	3
Alton Deere Plaza	182,561	89.8%	6
South Coast Executive Center	162,504	98.5%	2
Bay Technology Center	107,481	100.0%	2

Orange County	971,691	94.7%	22

San Diego:
Del Mar Corporate Plaza	123,142	58.5%	2
Lightspan	65,112	100.0%	1
La Jolla Spectrum 1 & 2	156,653	100.0%	2
Palomar Oaks Technology Park	170,749	100.0%	6
Town Center Technology Park IV	105,358	100.0%	1
Torrey Pines Research Center	81,816	100.0%	5
Highlands Corporate Center	205,191	95.2%	3
Town Center Technology Park	182,120	100.0%	1
Carroll Vista I & II	107,579	100.0%	3
Corporate Plaza II	116,166	76.6%	2

San Diego	1,313,886	93.3%	26

Southern California	2,945,803	91.5%	64

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of December 31, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Northern California, San Francisco Bay Area:
CarrAmerica Corporate Center	1,004,679	86.5%	7
Bayshore Centre 2	94,874	0.0%	1
Rincon Centre	201,178	88.4%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,917	90.8%	2
Valley Centre	102,291	0.0%	2
Valley Business Park II	166,928	56.1%	6
Rio Robles	368,178	100.0%	7
Baytech Business Park	300,000	100.0%	4
3571 North First Street	116,000	100.0%	1
Oakmead West	425,981	100.0%	7
Clarify Corporate Center 1, 2, 3, 4	258,048	100.0%	4
Valley Technology Center 1, 2, 3, 4, 5, 6 & 7	460,590	94.6%	7
Golden Gateway Commons	276,708	99.9%	3
Techmart Commerce Center	268,115	93.9%	1
Fremont Technology Park 1, 2, 3	139,304	67.9%	3
San Mateo Center	214,856	82.0%	3
Mountain View Gateway Center	236,400	100.0%	2
Hacienda West	207,610	82.2%	2
Sunnyvale Technology Center	165,520	100.0%	5
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1
Corporate Technology Centre	508,230	62.1%	7
Mission Towers I	282,080	100.0%	1

San Francisco	6,323,849	87.1%	85

Portland, OR:
Sunset Corporate Park	132,531	62.2%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland	275,193	81.8%	6

Seattle, WA:
Redmond Hilltop B & C	90,880	100.0%	2
Canyon Park	316,978	100.0%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center	323,980	29.0%	6
Canyon Park Commons - Land	176,846	100.0%	3
Redmond East	398,320	71.6%	10
Canyon Park Commons	95,290	100.0%	1

Seattle	1,498,473	77.1%	29

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of December 31, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Austin, TX:
City View Centre	137,185	50.2%	3
City View Centre	128,716	100.0%	1

Austin	265,901	74.3%	4

Chicago, IL:
Butterfield Road	367,340	69.9%	2
The Crossings	291,272	78.7%	1
Parkway North I	249,076	22.5%	1
Bannockburn	317,429	79.1%	3

Chicago	1,225,117	64.7%	7

Dallas, TX:
Cedar Maple Plaza	113,010	88.3%	3
Quorum North	115,846	71.0%	1
Quorum Place	177,879	83.4%	1
Two Mission Park	77,353	86.8%	1
5000 Quorum	161,664	78.4%	1
Tollway Plaza	359,903	95.3%	2

Dallas	1,005,655	86.2%	9

Denver, CO:
Harlequin Plaza	324,601	83.5%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	87.1%	3
Dry Creek 2 & 3	185,957	97.9%	2

Denver	904,717	92.1%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4

Salt Lake City, UT:
Sorenson Research Park	322,534	91.9%	6
Wasatch Corporate Center	227,865	82.4%	4
Creekside I & II	78,000	100.0%	1

Salt Lake City	628,399	89.5%	11

TOTAL CONSOLIDATED PROPERTIES:	19,863,825		251
WEIGHTED AVERAGE @ Dec. 31, 2004		88.2%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of December 31, 2004

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	241,496	99.4%	1
2025 M Street	49.0%	174,763	100.0%	1
1201 F Street	35.0%	223,441	100.0%	1
Bond Building	15.0%	162,182	100.0%	1
Terrell Place	30.0%	466,667	55.2%	1

Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1

Chicago Market Office:
Parkway 3, 4, 5, 6, 9, 10	35.0%	750,922	92.7%	6

Dallas Market Office:
Royal Ridge Phase II, A,B	35.0%	504,969	99.2%	4
Custer Court	49.0%	120,680	83.5%	1
North Dallas Town Center	20.0%	393,136	94.6%	3

Austin Market Office:
Riata Corporate	35.0%	673,916	79.2%	8
Riata Crossing	35.0%	324,963	100.0%	4
300 W. 6th Street	20.0%	435,044	70.7%	1

Denver Market Office:
Panorama I, II, III, V, VIII, X	35.0%	663,714	96.4%	6

Los Angeles Market Office:
10UCP	20.0%	771,558	90.5%	1
1888 Century Park East	35.0%	480,075	67.0%	1

TOTAL UNCONSOLIDATED PROPERTIES:		6,490,805		41
WEIGHTED AVERAGE @ Dec. 31, 2004			87.2%

ALL OPERATING PROPERTIES
TOTAL:		26,354,630		292
WEIGHTED AVERAGE @ Dec. 31, 2004			88.0%

(1)	Includes office, retail and parking space but excludes storage space.

(2)	Includes space for leases that have been executed and have commenced as of Dec. 31, 2004.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule – Stabilized Properties

Region/Market	Sq. Feet	Current Occupancy	YTD Avg/ Occupancy	Vacant Sq. Feet	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 & Thereafter
PACIFIC REGION
Los Angeles	660,226	83.1%	87.3%	111,402	23,776	182,165	37,087	113,959	37,906	16,740	18,830	52,787	11,514	30,895	23,165
Orange County	971,691	94.7%	95.5%	51,291	100,987	100,253	242,974	221,635	132,469	34,355	65,345	—	10,778	11,604	—
San Diego	1,313,886	93.3%	90.9%	88,144	166,552	154,541	102,074	71,210	141,535	80,687	47,347	303,086	—	—	158,710
San Francisco Bay Area	6,323,849	87.1%	88.1%	812,820	631,625	1,285,480	503,878	932,894	783,588	315,792	290,632	307,756	82,270	76,410	300,704
Seattle	1,498,473	77.1%	78.9%	343,393	143,102	156,349	98,120	48,674	415,277	123,373	—	54,952	—	39,541	75,692
Portland	275,193	81.8%	81.2%	50,069	10,000	6,909	—	—	21,146	166,534	20,535	—	—	—	—

MOUNTAIN REGION
Denver	904,717	92.1%	91.9%	71,473	9,419	70,028	36,088	374,176	128,545	38,326	13,871	—	32,791	—	130,000
Phoenix	532,506	100.0%	100.0%	—	—	—	532,506	—	—	—	—	—	—	—	—
Salt Lake City	628,399	89.5%	87.3%	66,169	22,904	12,667	130,959	93,581	152,130	69,340	33,600	28,814	18,235	—	—

CENTRAL REGION
Chicago	1,225,117	64.7%	65.3%	431,943	127,815	65,418	73,210	156,461	67,278	81,902	80,749	21,082	95,740	13,732	9,787
Austin	265,901	74.3%	71.5%	68,360	6,938	—	19,324	—	33,855	—	—	—	137,424	—	—
Dallas	1,005,655	86.2%	84.5%	138,373	92,140	72,130	167,739	198,898	250,332	54,640	6,589	—	20,457	4,357	—

EAST REGION
Washington, DC
Downtown Properties	2,530,378	98.8%	98.0%	30,794	204,112	456,659	427,324	270,716	110,971	41,339	12,367	55,295	219,474	109,169	592,158
Suburban Properties	1,727,834	95.6%	93.8%	75,213	107,026	418,891	183,825	73,305	418,752	279,724	94,497	52,635	8,198	8,525	7,243

Total	19,863,825	88.2%	88.1%	2,339,444	1,646,396	2,981,490	2,555,108	2,555,509	2,693,784	1,302,752	684,362	876,407	636,881	294,233	1,297,459

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule – Stabilized Properties

Region/Market	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 & Thereafter
PACIFIC REGION
Los Angeles	$581,262	$5,270,760	$883,545	$2,727,607	$788,767	$368,844	$281,320	1,221,614	$274,942	$831,137	$766,362
Orange County	2,472,779	2,133,843	4,327,421	4,631,860	2,503,215	544,085	1,540,712	—	225,456	222,791	—
San Diego	4,755,229	3,680,424	1,964,102	2,164,785	4,181,560	2,314,035	1,117,276	6,287,032	—	—	6,429,289
San Francisco Bay Area	12,016,575	30,524,004	13,576,636	19,136,994	15,431,934	8,483,571	8,313,726	8,599,289	1,036,983	1,113,769	10,690,121
Seattle	2,056,510	1,831,895	1,273,482	809,936	6,151,252	1,726,991	—	821,696	—	448,700	1,358,924
Portland	118,336	82,908	—	—	210,969	2,804,519	399,794	—	—	—	—

MOUNTAIN REGION
Denver	1,584,850	1,232,543	546,957	4,825,221	1,827,320	488,455	260,192	—	522,048	—	2,014,756
Phoenix	—	—	9,923,637	—	—	—	—	—	—	—	—
Salt Lake City	328,356	163,477	1,948,724	1,168,478	1,677,296	1,140,900	341,522	535,489	285,276	—	—

CENTRAL REGION
Chicago	2,137,186	973,459	1,205,692	2,538,364	920,397	1,296,905	1,248,018	352,788	1,234,274	37,917	35,536
Austin	57,135	—	308,849	—	600,028	—	—	—	1,811,133	—	—
Dallas	1,715,602	1,390,079	3,063,732	4,346,393	4,469,523	1,204,299	158,080	—	332,426	100,385	—

EAST REGION
Washington, DC
Downtown Properties	2,482,915	14,753,419	14,945,514	9,754,322	3,945,121	1,711,197	478,167	2,395,229	9,952,225	4,257,848	33,955,384
Suburban Properties	2,919,471	11,933,206	5,636,707	2,371,044	9,422,175	8,990,619	2,904,774	1,759,840	258,384	254,071	223,054

Total	$33,226,206	$73,970,017	$59,604,998	$54,475,004	$52,129,557	$31,074,420	$17,043,581	$21,972,977	$15,933,147	$7,266,618	$55,473,426

Note: Represents rent rollover of minimum annualized base rent.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	4th Quarter 2004
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Austin	41,939	17.62	21.23	-17.03%	2.49	1.75	—	1.75
Chicago	3,153	24.25	24.06	0.80%	1.30	—	—	—
Dallas	48,185	16.36	22.02	-25.70%	4.21	3.15	8.79	11.94
Denver	134,279	15.44	21.03	-26.57%	9.87	7.38	23.96	31.34
Los Angeles	5,398	24.71	25.78	-4.15%	5.00	7.46	22.92	30.38
Orange County	16,916	23.88	24.17	-1.22%	4.21	1.52	1.73	3.25
Portland	24,680	11.61	17.41	-33.31%	3.77	—	1.80	1.80
San Diego	113,457	29.97	26.70	12.25%	8.84	1.35	4.73	6.08
Seattle	104,379	13.51	18.94	-28.66%	5.73	5.57	22.89	28.46
San Francisco Bay	307,595	19.97	23.31	-14.33%	3.61	1.78	8.77	10.55
Salt Lake City	66,547	16.95	18.49	-8.32%	4.65	2.12	3.98	6.10
Suburban Washington DC	10,451	31.15	30.18	3.21%	3.02	—	4.80	4.80
Downtown Washington DC	208,960	47.72	47.31	0.87%	5.10	5.45	35.28	40.73

Total	1,085,939	25.04	27.31	-8.29%	5.47	3.54	15.79	19.33

	4th Quarter 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Austin	136,587	21.04	24.84	-15.29%	9.85	7.14	0.03	7.17
Chicago	23,969	20.92	27.81	-24.76%	4.77	5.03	13.00	18.03
Dallas	73,690	16.51	21.76	-24.11%	4.92	3.18	10.05	13.23
Denver	44,753	13.07	15.85	-17.55%	6.63	—	—	—
Los Angeles	3,142	24.49	28.20	-13.16%	2.00	0.91	10.02	10.93
Orange County	14,337	18.26	23.50	-22.31%	4.34	3.46	13.91	17.37
Portland	6,909	16.79	16.70	0.54%	1.00	0.73	—	0.73
San Diego	17,147	17.00	21.14	-19.56%	3.95	4.68	6.60	11.28
Seattle	127,417	15.31	19.47	-21.39%	6.51	3.52	7.30	10.82
San Francisco Bay	208,734	17.45	24.52	-28.85%	6.15	6.07	13.34	19.41
Salt Lake City	198,654	15.36	17.22	-10.78%	3.72	2.16	4.85	7.01
Suburban Washington DC	48,001	28.19	33.06	-14.74%	5.01	0.33	5.18	5.51
Downtown Washington DC	16,462	40.35	37.63	7.24%	5.25	—	14.11	14.11

Total	919,802	18.03	22.26	-19.00%	5.92	3.95	7.13	11.08

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics (con’t)

	Year-To-Date 2004
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Austin	41,939	17.62	21.23	-17.03%	2.49	1.75	—	1.75
Chicago	113,117	19.67	23.41	-15.97%	4.65	3.88	8.66	12.54
Dallas	189,869	18.83	21.92	-14.08%	4.44	3.08	7.76	10.84
Denver	246,324	15.25	21.10	-27.72%	7.55	6.30	18.51	24.81
Los Angeles	90,836	24.57	27.56	-10.84%	7.37	9.40	26.49	35.89
Orange County	173,870	21.13	22.53	-6.23%	4.46	2.61	8.82	11.43
Portland	181,097	19.43	21.31	-8.80%	4.10	2.14	3.30	5.44
San Diego	295,245	26.29	25.93	1.39%	6.22	3.17	8.23	11.40
Seattle	337,814	15.37	17.97	-14.50%	4.88	3.44	10.89	14.33
San Francisco Bay	777,250	17.09	25.55	-33.13%	3.73	2.68	9.07	11.75
Salt Lake City	145,171	15.98	17.98	-11.15%	4.53	2.11	5.75	7.86
Suburban Washington DC	147,934	30.57	28.85	5.94%	4.71	2.93	11.10	14.03
Downtown Washington DC	281,958	45.19	45.48	-0.62%	5.17	5.38	30.10	35.48

Total	3,022,424	21.70	25.33	-14.36%	4.88	3.57	11.80	15.37

	Year-To-Date 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Austin	162,997	20.64	24.69	-16.42%	9.11	6.57	1.10	7.67
Chicago	305,533	22.39	25.73	-13.00%	6.64	6.31	14.69	21.00
Dallas	232,779	17.06	22.46	-24.06%	4.63	2.96	10.25	13.21
Denver	113,214	13.76	16.65	-17.37%	7.30	4.33	13.21	17.54
Los Angeles	94,774	20.74	25.58	-18.91%	5.39	3.33	19.49	22.82
Orange County	324,905	19.55	21.12	-7.46%	3.68	3.45	10.79	14.24
Portland	6,909	16.79	16.70	0.54%	1.00	0.73	—	0.73
San Diego	100,201	27.22	29.55	-7.88%	4.68	6.80	8.58	15.38
Seattle	249,445	16.59	20.72	-19.95%	5.29	1.86	5.25	7.11
San Francisco Bay	940,267	21.19	28.06	-24.48%	5.73	5.91	11.87	17.78
Salt Lake City	266,200	14.77	16.67	-11.42%	4.33	2.81	5.87	8.68
Suburban Washington DC	79,360	29.12	31.12	-6.41%	4.77	1.04	4.12	5.16
Downtown Washington DC	472,776	45.93	42.73	7.50%	14.58	15.09	56.90	71.99

Total	3,349,360	23.98	27.29	-12.13%	6.88	6.06	16.73	22.79

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants – Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
International Monetary Fund	4.43%	501,068	2.86%
Sun Microsystems, Inc.	2.97%	423,206	2.42%
Qwest Communications	2.39%	532,506	3.04%
Patton Boggs, L.L.P.	1.89%	190,975	1.09%
Peoplesoft, Inc.	1.87%	215,323	1.23%
Nortel Networks, Inc.	1.83%	258,048	1.47%
Cell Genesys, Inc.	1.78%	155,685	0.89%
Nextel Communications, Inc.	1.73%	359,906	2.05%
Gateway, Inc.	1.44%	287,478	1.64%
AT&T Corp.	1.42%	364,336	2.08%
Applied Materials, Inc.	1.32%	223,326	1.27%
Merrill Lynch	1.28%	124,152	0.71%
Proxim, Inc.	1.27%	202,655	1.16%
Skadden, ARPS, Slate, Meagher	1.24%	116,008	0.66%
Software AG of NA	1.22%	209,521	1.20%
Lattice Semiconductor	1.21%	216,650	1.24%
Citicorp	1.21%	224,600	1.28%
American Chemistry Council	1.11%	144,875	0.83%
MCI WorldCom	1.07%	105,206	0.60%
Time Warner Communications	1.04%	230,842	1.32%
Pacific Bell	1.01%	164,159	0.94%
King & Spalding	0.99%	88,977	0.51%
Scripps Research Institute	0.91%	76,894	0.44%
Federal Deposit Insurance Corp.	0.89%	108,556	0.62%
KPMG LLC	0.86%	135,558	0.77%

TOTAL	38.38%	5,660,510	32.32%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Partially Owned Property Under Construction	% Ownership	Square Feet	Start Date	Estimated Construction Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Dallas
Royal Ridge Building 5	35%	123,750	1Q04	1Q05	1Q05	9,825	6,107	15,932	8.9%	100.0%

Note: Estimated construction completion date based on substantial completion of the core and shell building.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Region/Property	Market	Acres	Buildable Office Square Feet
Wholly Owned Land

Pacific Region
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800

Subtotal		24	343,560

Mountain Region
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2	Salt Lake City, UT	6	78,000

Subtotal		97	986,476

Central Region
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Subtotal		33	551,400
Total		154	1,881,436

Partially Owned Land

Mountain Region
Panorama IV	Denver, CO	7	136,850
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490

Subtotal		19	362,340

Central Region
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709
North Dallas Town Center	Dallas, TX	2	155,520

		47	927,861
Total		66	1,290,201

Total All Land Held for Future Development or Sale		220	3,171,637

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

(In thousands)	Quarter Ended
	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Net income	$26,794	$37,556	$14,007	$15,230	$13,150
Depreciation and amortization	37,296	35,316	35,516	35,237	34,779
Minority interest	1,360	1,934	1,872	1,753	260
(Gain) loss on sale of property	(27,658)	—	48	10	(1,077)
Gain on sale of discontinued operations	—	(19,804)	—	(66)	—
Preferred stock dividends and dividends on unvested restricted stock[2]	(3,971)	(3,790)	(3,782)	(3,799)	(10,569)

Diluted funds from operations[1]	$33,821	$51,212	$47,661	$48,365	$36,543

[1]	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

[2]	Includes $6.2 million of issuance costs on redeemed preferred stock for the quarter ended 12/31/03.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Diluted net income per share[3]	$0.42	$0.61	$0.19	$0.21	$0.05
Add: Depreciation and amortization	0.68	0.59	0.59	0.59	0.59
Less: Gain on sale of property	(0.50)	—	—	—	(0.02)
Minority interest adjustment	0.02	0.04	0.04	0.03	0.01
Gain on sale of discontinued operations	—	(0.33)	—	—	—
Adjustment for share difference[2]	—	(0.06)	(0.02)	(0.02)	(0.01)

Diluted funds from operations per share[1,4]	$0.62	$0.85	$0.80	$0.81	$0.62

[1]	Funds from operations is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.

[2]	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

[3]	Includes $0.12 per share of issuance costs on redeemed preferred stock for the quarter ended 12/31/03.

[4]	Includes $0.11 per share of issuance costs on redeemed preferred stock for the quarter ended 12/31/03.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

(In thousands)	Quarter Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/03
EBITDA	$74,834	$81,658	$77,126	$77,109	$78,888
Add: Gain (loss) on sale of assets	27,658	19,804	(48)	56	795
Less: Interest	(32,440)	(28,362)	(27,835)	(26,341)	(26,704)
Taxes	(207)	19	(32)	(122)	33
Depreciation/amortization - continuing operations	(35,094)	(33,179)	(30,604)	(30,844)	(31,170)
Depreciation/amortization - discontinued operations	(120)	(192)	(2,461)	(2,602)	(2,499)
Impairment losses	(2,524)	—	—	—	(4,554)
Minority interest	(5,313)	(2,192)	(2,139)	(2,026)	(539)
Investment impairment	—	—	—	—	(1,100)

Net income	$26,794	$37,556	$14,007	$15,230	$13,150

EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assesssing our financial performance.

Secured Property Operating Income/EBITDA

(In thousands except ratio)	Quarter Ended
	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Secured Property Operating Income	$11,374	$17,032	$17,378	$17,969	$21,854
Total EBITDA	74,834	81,658	77,126	77,109	78,888

Secured Property NOI/Total EBITDA	15.2%	20.9%	22.5%	23.3%	27.7%

Secured property operating income is computed as rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Supplemental Measures

Reconciliation of Funds Available for Distribution to Net Income

(In thousands)	Quarter Ended
	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Net income	$26,794	$37,556	$14,007	$15,230	$13,150
Depreciation and amortization	37,296	35,316	35,516	35,237	34,779
Minority interest	1,360	1,934	1,872	1,753	260
(Gain) loss on sale of property	(27,658)	—	48	10	(1,077)
Gain on sale of discontinued operations	—	(19,804)	—	(66)	—
Preferred stock dividends and dividends on unvested restricted stock[2]	(3,971)	(3,790)	(3,782)	(3,799)	(10,569)

Diluted funds from operations[1]	33,821	51,212	47,661	48,365	36,543

Less: Lease commissions	(4,486)	(3,088)	(4,690)	(2,276)	(5,770)
Tenant improvements	(12,064)	(12,556)	(13,667)	(10,040)	(11,592)
Building capital additions	(4,497)	(2,359)	(2,348)	(1,408)	(7,242)
Above/below market leases	530	(102)	(331)	(270)	(264)
Straight line rent	(1,397)	(1,715)	(801)	(2,236)	(3,006)
Impairment losses	2,524	—	—	—	5,645
Antidilutive FFO allocable to minority Unitholders[3]	3,687	—	—	—	—

Funds available for distribution to common shareholders[1]	$18,118	$31,392	$25,824	$32,135	$14,314

Common dividends and distributions[3]	$30,568	$29,928	$29,901	$29,473	$29,075

Funds available for distribution to common shareholders coverage ratio	0.6	1.0	0.9	1.1	0.5

[1]	FFO and FAD are widely used measures of operating performance for real estate companies. We provide FFO and FAD as supplements to net income calculated in accordance with GAAP. Although FFO and FAD are widely used measures of operating performance for equity REITs, FFO and FAD do not represent net income calculated in accordance with GAAP. As such, they should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO and FAD are helpful to investors as measures of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO and FAD, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO and FAD may not be comparable to FFO and FAD reported by other REITs.

[2]	Includes $6.2 million of issuance costs on redeemed preferred stock for the quarter ended 12/31/03.

[3]	Common dividends and distributions include distributions to minority unitholders. For the quarter ended 12/31/04, minority units are antidilutive for the computation of Diluted FFO and FFO allocable to minority unitholders reduces Diluted FFO. FFO allocable to minority unitholders is added back for the computation of the FAD coverage ratio as minority distributions are included in the calculation.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures (con’t)

Reconciliation of Property Operating Income to Net Income

(In thousands)	Quarter Ended
	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Property operating income	$78,766	$77,397	$76,451	$74,725	$77,423
Less: Interest expense	(32,440)	(28,362)	(27,835)	(26,341)	(26,704)
General and administrative	(10,517)	(10,304)	(10,758)	(10,272)	(11,796)
Depreciation and amortization	(35,094)	(33,179)	(30,604)	(30,844)	(31,170)
Income taxes	(207)	19	(32)	(122)	33
Minority interest	(5,313)	(2,192)	(2,139)	(2,026)	(539)
Add: Real estate service revenue	6,327	6,234	5,301	5,466	4,786
Gain (loss) on sale of properties and impairment losses	27,658	—	(48)	(10)	(714)
Other income	321	4,149	2,279	2,692	2,010
Discontinued operations	(2,707)	23,794	1,392	1,962	(179)

Net income	$26,794	$37,556	$14,007	$15,230	$13,150

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computations of Fixed Charge Coverage Ratio

(In thousands except for ratios)	Quarter Ended
	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Amortizing principal payments	$3,211	$4,169	$4,089	$4,089	$4,037
Preferred stock dividends	3,773	3,773	3,774	3,774	4,678
Prepayment penalties on debt	(3,028)	—	—	(252)	—
Interest expense	32,440	28,362	27,835	26,341	26,704

Fixed charges excluding capitalized interest	36,396	36,304	35,698	33,952	35,419
Add: Capitalized interest	—	96	185	176	403

Fixed charges including capitalized interest	$36,396	$36,400	$35,883	$34,128	$35,822

EBITDA	$74,834	$81,658	$77,126	$77,109	$78,888

Fixed charge coverage excluding capitalized interest	2.1	2.2	2.2	2.3	2.2
Fixed charge coverage including capitalized interest	2.1	2.2	2.1	2.3	2.2

Computation of Interest Coverage Ratio

(In thousands, except for ratios)	Quarter Ended
	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03
Interest expense	$32,440	$28,362	$27,835	$26,341	$26,704
Prepayment penalties on debt	(3,028)	—	—	(252)	—
Add: Capitalized interest	—	96	185	176	403

Interest expense including capitalized interest	$29,412	$28,458	$28,020	$26,265	$27,107

EBITDA	$74,834	$81,658	$77,126	$77,109	$78,888

Interest coverage excluding capitalized interest	2.5	2.9	2.8	3.0	3.0
Interest coverage including capitalized interest	2.5	2.9	2.8	2.9	2.9